UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 23, 2006


                              KEYNOTE SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)



           000-27241                                        94-3226488
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          (Commission                                      (IRS Employer
          File Number)                                    Identification No.)


       777 Mariners Island Boulevard, San Mateo, California          94404
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             (Address of principal executive offices)              (Zip Code)


                                 (650) 403-2400
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.


     On March 23, 2006, the stockholders of Keynote Systems, Inc. ("Keynote") approved amendments to Keynote's 1999 Equity Incentive Plan regarding equity compensation awards to Keynote's non-employee directors. These changes in director compensation became effective immediately after such approval:


     o Upon being appointed to the Board of Directors, a new non-employee director will be granted an option to purchase 60,000 shares of Keynote common stock. Such options shall vest over four years, with the option becoming vested as to 15,000 shares on the one year anniversary of the date of grant (or the next annual meeting of stockholders, if earlier), and the remaining 45,000 shares vesting on a monthly basis thereafter. The options will have an exercise price equal to the closing price of the common stock on the date of the grant.


     o The aggregate amount of shares of Keynote common stock a non-employee director may receive in any fiscal year pursuant to discretionary grants is limited to 40,000 shares.

     Such options will accelerate in full upon (a) a dissolution or liquidation of Keynote, (b) a merger or consolidation in which Keynote is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of Keynote in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of Keynote or their relative stock holdings), (c) a merger in which Keynote is the surviving corporation but after which the stockholders of Keynote immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with Keynote in such merger) cease to own their shares or other equity interest in Keynote, (d) the sale of substantially all of the assets of Keynote, or (e) the acquisition, sale, or transfer of more than 50% of the outstanding shares of Keynote by tender offer or similar transaction.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         KEYNOTE SYSTEMS, INC.



Date:  March 29, 2006                    By:  /s/ Andrew Hamer
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                                              Andrew Hamer
                                              Vice President
                                              and Chief Financial Officer